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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            DATE OF REPORT (DATE OF EVENT REPORTED) NOVEMBER 20, 1997

                                CRP HOLDING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              FLORIDA                         0-16631                    59-2763089
  (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)         (IRS EMPLOYER
          INCORPORATION)                                            IDENTIFICATION NO.)
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                     1800 OCEAN AVENUE RONKONKOMA, NY 11779
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (516) 588-7000

 BOCA RATON CAPITAL CORP. , 6516 VIA ROSA, BOCA RATON, FL 34333, (516) 750-2252
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5. OTHER EVENTS

        (a) On November 20, 1997, CRP Holding Corp. (formerly known as Boca Raton Capital Corporation) (the "Company") filed Amended and Restated Articles of Incorporation pursuant to which, among other things, the Company changed its name from Boca Raton Capital Corporation to CRP Holding. Corp.

        (b) The new transfer agent for the Company's shares of common stock, effective November 21, 1997, is American Securities Transfer & Trust, Inc., 1825 Lawrence Street, Suite 444, Denver, CO 80202-2817.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

3.1 Amended and Restated Articles of Incorporation of the Company, effective as of November 21, 1997.

3.2     Amended and Restated By-Laws of the Company (as adopted on October 9,
        1997).

                                    SIGNATURE

        Pursuant to the requirements of the Securities exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 26, 1997               CRP Holding Corp.


                                        By:  /s/ Charles A. Chenes
                                             --------------------------------
                                        Charles A. Chenes
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX
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  EXHIBIT NO.                         EXHIBIT                                       PAGE NO.
3.1               Amended and Restated Articles of Incorporation of Boca Raton
                  Capital Corp. (effective as of November 21, 1997).

3.2 Amended and Restated By-Laws of CRP Holding Corp. (formerly known as Boca Raton Capital Corporation) as adopted on October 9, 1997).
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